Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 8 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

among

UNIFORCE SERVICES, INC.,
BRENTWOOD SERVICE GROUP, INC.,
CLINICAL LABFORCE OF AMERICA, INC.,
COMFORCE INFORMATION TECHNOLOGIES, INC.,
COMFORCE TECHNICAL, LLC,
COMFORCE TECHNICAL SERVICES, INC.,
COMFORCE TELECOM, INC.,
CTS OF WASHINGTON, LLC,
PRO CLINICAL SUPPORT SERVICES, LLC,
PRO UNLIMITED GLOBAL, LTD (UK),
PRO UNLIMITED GLOBAL (HK) LIMITED,
PRO UNLIMITED GLOBAL JAPAN, LTD
a/k/a PRO UNLIMITED GLOBAL JAPAN, YK,
PRO UNLIMITED, INC.,
PRO UNLIMITED MPS, INC.,
TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.,
UNIFORCE STAFFING SERVICES, INC.,
SUMTEC CORPORATION,
THISCO OF CANADA, INC.,
CTS GLOBAL, INC.
(as Borrowers)

and

COMFORCE OPERATING, INC.
(as Borrowing Agent)

and

COMFORCE CORPORATION
(as Guarantor)

and

PNC BANK, NATIONAL ASSOCIATION
(as Administrative Agent and Lender)

and

THE OTHER LENDERS PARTY HERETO

as of June 6, 2008

EXECUTION COPY

AMENDMENT NO. 8 TO CREDIT AGREEMENT

This Amendment No. 8 to Credit Agreement (this “Amendment”) is executed and delivered by the undersigned as of June 6, 2008.  Reference is hereby made to the Revolving Credit and Security Agreement, dated as of June 25, 2003, as amended, among COMFORCE Operating, Inc. (“COI”), as Borrowing Agent (in such capacity, “Borrowing Agent”), the Borrowers named therein, COMFORCE Corporation, a Delaware corporation, as guarantor, GE Business Financial Services Inc. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents for the Lenders and as Lenders, Webster Business Credit Corporation, as Documentation Agent for the Lenders and as Lender, the other financial institutions which hereafter become a party thereto (the “Lenders”), and PNC Bank, National Association, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”) and as Lender (as the same may be from time to time further amended, extended, restated, supplemented or otherwise modified, the “Credit Agreement”).  Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, COI desires to repurchase the Senior 12% Notes;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below to facilitate the payment of the Senior 12% Notes.

NOW THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

I. AMENDMENT

A. Section 7.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.19                      Senior 12% Notes; Subordinated Notes.  At any time, directly or indirectly, prepay, repurchase, redeem, retire or otherwise acquire, or make any payment on account of any principal of, interest on or premium payable in connection with the repayment or redemption of the Senior 12% Notes or Subordinated Notes; provided that, notwithstanding the foregoing, (a) COI may repurchase or prepay any portion of the Senior 12% Notes if (i) immediately before and after giving effect to such repurchase or prepayment (and all fees, penalties, costs and expenses incurred in connection therewith), no Default or Event of Default shall exist hereunder, and (ii) during the period beginning twenty (20) Business Days prior to any such repurchase or prepayment and ending ten (10) Business Days after giving effect to such repurchase or prepayment, Borrowers shall have an average Undrawn Availability throughout such period of not less than $2,500,000, provided, however, that such amount shall increase by $1,000,000 each month commencing on the first day of the month after the month in which COI repurchases or prepays any Senior 12% Notes or Subordinated Notes until such amount reaches $7,500,000, and (b) provided there are no available options to pay in kind, COI and Holdings may make regularly scheduled interest payments in cash then due under and pursuant to the Senior 12% Notes and the Subordinated Notes as in effect on the date hereof, respectively, if no Default or Event of Default shall have occurred and be continuing immediately before any such payment or after giving effect to any such payment, and (c) the aggregate amount of all such prepayments and repurchases permitted by clause (a) of this Section 7.19 shall not exceed $15,000,000 (the “Redemption Allowance”) in any calendar year; provided, however, that to the extent any portion of the Redemption Allowance for any such calendar year is not expended to prepay or repurchase the Senior 12% Notes in such calendar year, then COI may apply all of such unused portion towards the prepayment or repurchase of the Senior 12% Notes pursuant to clause (a) of this Section 7.19(a) in any succeeding calendar year to the extent such prepayment or repurchase is otherwise permitted under clause (a) of this Section 7.19(a).”

B. Section 10.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.23                      Undrawn Availability shall (a) at any time be less than $2,500,000, provided, however, such amount shall increase by $500,000 each month commencing the first day of the month after the month in which COI repurchases or prepays any Senior 12% Notes or Subordinated Notes until such amount reaches $5,000,000, or (b) at any time within ten (10) Business Days after the consummation of any Permitted Acquisition, be less than $10,000,000; provided that no more than once per calendar year if Undrawn Availability shall fall below the minimum amount required by clause (a) above, no Event of Default shall exist solely by virtue thereof if within seven (7) days of the date that Undrawn Availability fell below the minimum amount required by clause (a), Undrawn Availability shall increase to such minimum amount, which such increased Undrawn Availability shall be evidenced by a Borrowing Base Certificate delivered to Administrative Agent in form and substance satisfactory to Administrative Agent; or”

II. CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

A.           Borrowers shall have delivered to Agent a fully executed original of this Amendment.

B.           The representations and warranties in Section II hereof shall be true and correct as of the date hereof and after giving effect to each of the transactions contemplated hereby.

III. REPRESENTATIONS AND WARRANTIES

Each of the Borrowers, Borrowing Agent and Guarantor hereby represent and warrant to the Lenders and Agent as follows:

A.           The execution, delivery and performance by each such Person of this Amendment and the transactions contemplated hereby (a) are within such Person’s corporate or limited liability company power; (b) have been duly authorized by all corporate or limited liability company or other necessary action; (c) are not in contravention of any provision of any such Person’s certificate of incorporation or formation, operating agreement, bylaws or other documents of organization; (d) do not violate any law or regulation, or any order or decree of any Governmental Body; (e) do not conflict with or result in the breach or termination of, constitute a

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default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such party is a party or by which such party or any of its respective property is bound; (f) do not result in the creation or imposition of any Lien upon any Borrower’s property or any property of such Borrower’s respective Subsidiaries (other than Liens in favor of Agent) and (g) do not require the consent or approval of any Governmental Body or any other Person.

B.           This Amendment has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against each such Person in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

C.           Each representation and warranty of such Person contained in the Credit Agreement and the Other Documents is true and correct on the date hereof in all material respects and will be true and correct in all material respects as if made immediately after giving effect to this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects on and as of such earlier date).

D.           No Default or Event of Default has occurred and is continuing.

IV. PLEDGORS’ CONSENT

The undersigned Pledgors, in their respective capacity as Pledgors, hereby consent to this Amendment and to the consummation of the transactions contemplated hereby and hereby restate, ratify and confirm their respective pledge in support of the Obligations pursuant to the terms of their respective Pledge Agreements, in all respects, after giving effect to the consents and amendments set forth herein and the consummation of the transactions contemplated hereby. Although each Pledgor has been informed of the matters set forth herein and has acknowledged and consented to the same, each Pledgor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform Pledgors of such matters in the future or to seek any Pledgor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

V. GUARANTOR’S CONSENT

The undersigned Guarantor, in its respective capacity as Guarantor, hereby consents to this Amendment and to the consummation of the transactions contemplated hereby and hereby restates, ratifies and confirms its joint and several guaranty of the prompt payment of the Obligations of the Borrowers pursuant to its Guaranty, in all respects, after giving effect to the amendments set forth herein and the consummation of the transactions contemplated hereby.  Although the Guarantor has been informed of the matters set forth herein and has acknowledged and consented to the same, the Guarantor understands and agrees that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantor of such matters in the future or to seek the Guarantor’s acknowledgment, consent or agreement to future amendments and nothing herein shall create such duty.

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VI. MISCELLANEOUS

A. Each of the Borrowers, the Borrowing Agent and the Guarantor acknowledges and confirms to Agent and the Lenders that the Credit Agreement and each Other Document to which it is a party shall remain in full force and shall continue to evidence, secure or otherwise guarantee and support the obligations owing by such Person to Agent and Lenders pursuant thereto and pursuant to the Notes, and, after giving effect to this Amendment, each such Person hereby ratifies and affirms each of the foregoing documents to which it is a party.

B. Each of the Borrowers, the Borrowing Agent and the Guarantor acknowledges and reaffirms to Agent and the Lenders that (i) the Liens granted to Agent for the benefit of the Lenders under the Credit Agreement and the Other Documents remain in full force and effect and shall continue to secure the obligations of Borrowers arising under the Credit Agreement and the Other Documents, and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

C. Each of the Borrowers, the Borrowing Agent and the Guarantor acknowledges and agrees that no Lender has waived or shall be deemed to have waived any of its rights or remedies under the Credit Agreement or any of the Other Documents which documents shall remain in full force and effect in accordance with their terms.

D. Borrowers shall promptly pay to Agent all costs and expenses including, without limitation, reasonable attorneys’ fees and disbursements incurred by Agent on its behalf or on behalf of the Lenders in connection herewith, which amount may be charged to Borrowers’ Account and shall be part of the Obligations.

E.           This Amendment is limited to the subject matter hereof and may be executed in any number of counterparts, including by telecopy, and by the various parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

E.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

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IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

COMFORCE OPERATING, INC.

By:
Name:
Title:

UNIFORCE SERVICES, INC.,

By:
Name:
Title:

BRENTWOOD SERVICE GROUP, INC.

By:
Name:
Title:

COMFORCE TECHNICAL, LLC By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:
Title:

COMFORCE INFORMATION TECHNOLOGIES, INC.

By:
Name:
Title:

PRO UNLIMITED MPS, INC.

By:
Name:
Title:

COMFORCE TECHNICAL SERVICES, INC.

By:
Name:
Title:

COMFORCE TELECOM, INC.

By:
Name:
Title:

CLINICAL LABFORCE OF AMERICA, INC.

By:
Name:
Title:

PRO UNLIMITED, INC.

By:
Name:
Title:

TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.

By:
Name:
Title:

UNIFORCE STAFFING SERVICES, INC.

By:
Name:
Title:

SUMTEC CORPORATION

By:
Name:
Title:

THISCO OF CANADA, INC.

By:
Name:
Title:

CTS OF WASHINGTON, LLC By: COMFORCE Technical Services, Inc., Its Sole Member

By:
Name:
Title:

PRO CLINICAL SUPPORT SERVICES, LLC By: Pro Unlimited, Inc., Its Sole Member

By:
Name:
Title:
Title:

PRO UNLIMITED GLOBAL JAPAN, LTD. a/k/a PRO UNLIMITED GLOBAL JAPAN, YK

By:
Name:
Title:

PRO UNLIMITED GLOBAL, LTD. (UK)

By:
Name:
Title:

PRO UNLIMITED GLOBAL (HK), LIMITED

By:
Name:
Title:

CTS GLOBAL, INC.

By:
Name:
Title:

COMFORCE CORPORATION

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender

By:
Name:

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and Lender

By:
Name:

GE BUSINESS FINANCIAL SERVICES INC., as Co-Syndication Agent and Lender

By:
Name:

WEBSTER BUSINESS CREDIT CORPORATION, as Documentation Agent and Lender

By:
Name: